Exhibit 99.2

Three months and nine months ended September 30, 2026

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
2026E Guidance	12
Derivatives	13
Non-GAAP Reconciliations	14
Definitions	15
Adjusted Net Income	16
Adjusted EBITDA	18
Adjusted Free Cash Flow	20
Recurring General and Administrative Expenses	22

Production Volumes by Asset Area: Three months ended September 30, 2026

Production Volumes

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025
Natural gas (Mcf/day)
Utica & Marcellus	791,503	833,710
SCOOP	124,817	154,035
Total	916,320	987,746
Oil and condensate (Bbl/day)
Utica & Marcellus	5,031	5,485
SCOOP	1,156	1,408
Total	6,188	6,892
NGL (Bbl/day)
Utica & Marcellus	11,302	8,364
SCOOP	5,993	6,733
Total	17,295	15,097
Combined (Mcfe/day)
Utica & Marcellus	889,502	916,801
SCOOP	167,715	202,877
Total	1,057,217	1,119,678
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Nine months ended September 30, 2026

Production Volumes

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Natural gas (Mcf/day)
Utica & Marcellus	776,645	752,902
SCOOP	123,543	153,287
Total	900,188	906,189
Oil and condensate (Bbl/day)
Utica & Marcellus	3,557	5,166
SCOOP	1,161	1,512
Total	4,718	6,678
NGL (Bbl/day)
Utica & Marcellus	7,174	5,489
SCOOP	5,711	6,654
Total	12,885	12,143
Combined (Mcfe/day)
Utica & Marcellus	841,029	816,835
SCOOP	164,777	202,282
Total	1,005,806	1,019,116
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended September 30, 2026

The following table summarizes production and related pricing for the three months ended September 30, 2026, as compared to such data for the three months ended September 30, 2025:

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025
Natural gas sales
Natural gas production volumes (MMcf)	84,301	90,873
Natural gas production volumes (MMcf) per day	916	988
Total sales	$221,651	$236,801
Average price without the impact of derivatives ($/Mcf)	$2.63	$2.61
Impact from settled derivatives ($/Mcf)	$0.49	$0.34
Average price, including settled derivatives ($/Mcf)	$3.12	$2.95

Oil and condensate sales
Oil and condensate production volumes (MBbl)	569	634
Oil and condensate production volumes (MBbl) per day	6	7
Total sales	$45,304	$37,406
Average price without the impact of derivatives ($/Bbl)	$79.59	$58.99
Impact from settled derivatives ($/Bbl)	$(7.81)	$3.63
Average price, including settled derivatives ($/Bbl)	$71.78	$62.62

NGL sales
NGL production volumes (MBbl)	1,591	1,389
NGL production volumes (MBbl) per day	17	15
Total sales	$56,978	$38,734
Average price without the impact of derivatives ($/Bbl)	$35.81	$27.89
Impact from settled derivatives ($/Bbl)	$0.02	$0.21
Average price, including settled derivatives ($/Bbl)	$35.83	$28.10

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	97,264	103,010
Natural gas equivalents (MMcfe) per day	1,057	1,120
Total sales	$323,933	$312,941
Average price without the impact of derivatives ($/Mcfe)	$3.33	$3.04
Impact from settled derivatives ($/Mcfe)	$0.38	$0.33
Average price, including settled derivatives ($/Mcfe)	$3.71	$3.37

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.21	$0.20
Average taxes other than income ($/Mcfe)	$0.08	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$1.02	$0.94
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.30	$1.21

Totals may not sum or recalculate due to rounding.

Production and Pricing: Nine months ended September 30, 2026

The following table summarizes production and related pricing for the nine months ended September 30, 2026, as compared to such data for the nine months ended September 30, 2025:

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Natural gas sales
Natural gas production volumes (MMcf)	245,751	247,390
Natural gas production volumes (MMcf) per day	900	906
Total sales	$819,434	$759,543
Average price without the impact of derivatives ($/Mcf)	$3.33	$3.07
Impact from settled derivatives ($/Mcf)	$0.11	$0.16
Average price, including settled derivatives ($/Mcf)	$3.44	$3.23

Oil and condensate sales
Oil and condensate production volumes (MBbl)	1,288	1,823
Oil and condensate production volumes (MBbl) per day	5	7
Total sales	$100,483	$110,208
Average price without the impact of derivatives ($/Bbl)	$78.01	$60.45
Impact from settled derivatives ($/Bbl)	$(8.72)	$2.86
Average price, including settled derivatives ($/Bbl)	$69.29	$63.31

NGL sales
NGL production volumes (MBbl)	3,518	3,315
NGL production volumes (MBbl) per day	13	12
Total sales	$118,914	$98,287
Average price without the impact of derivatives ($/Bbl)	$33.81	$29.65
Impact from settled derivatives ($/Bbl)	$0.06	$(0.40)
Average price, including settled derivatives ($/Bbl)	$33.87	$29.25

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	274,585	278,219
Natural gas equivalents (MMcfe) per day	1,006	1,019
Total sales	$1,038,831	$968,038
Average price without the impact of derivatives ($/Mcfe)	$3.78	$3.48
Impact from settled derivatives ($/Mcfe)	$0.06	$0.16
Average price, including settled derivatives ($/Mcfe)	$3.84	$3.64

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.23	$0.21
Average taxes other than income ($/Mcfe)	$0.09	$0.08
Average transportation, gathering, processing and compression ($/Mcfe)	$1.00	$0.96
Total lease operating expenses, taxes other than income and midstream costs ($/Mcfe)	$1.32	$1.25

Totals may not sum or recalculate due to rounding.

Consolidated Statements of Income: Three months ended September 30, 2026

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025
REVENUES:
Natural gas sales	$221,651	$236,801
Oil and condensate sales	45,304	37,406
Natural gas liquid sales	56,978	38,734
Net gain on natural gas, oil and NGL derivatives	38,541	66,804
Total revenues	362,474	379,745
OPERATING EXPENSES:
Lease operating expenses	19,954	20,793
Taxes other than income	7,672	7,925
Transportation, gathering, processing and compression	99,269	96,390
Depreciation, depletion and amortization	85,324	83,216
General and administrative expenses	8,869	11,835
Accretion expense	635	597
Total operating expenses	221,723	220,756
INCOME FROM OPERATIONS	140,751	158,989
OTHER EXPENSE:
Interest expense	17,287	13,590
Other, net	703	2,596
Total other expense	17,990	16,186
INCOME BEFORE INCOME TAXES	122,761	142,803
INCOME TAX (BENEFIT) EXPENSE:
Current	(77)	(105)
Deferred	26,438	31,515
Total income tax expense	26,361	31,410
NET INCOME	$96,400	$111,393
Dividends on preferred stock	—	—
Deemed dividend on preferred stock	—	(29,986)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$96,400	$81,407
NET INCOME PER COMMON SHARE:
Basic	$5.47	$4.49
Diluted	$5.45	$4.45
Weighted average common shares outstanding—Basic	17,630	18,114
Weighted average common shares outstanding—Diluted	17,685	18,290

Consolidated Statements of Income: Nine months ended September 30, 2026

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
REVENUES:
Natural gas sales	$819,434	$759,543
Oil and condensate sales	100,483	110,208
Natural gas liquid sales	118,914	98,287
Net gain on natural gas, oil and NGL derivatives	84,403	56,357
Total revenues	1,123,234	1,024,395
OPERATING EXPENSES:
Lease operating expenses	64,241	58,704
Taxes other than income	24,230	22,107
Transportation, gathering, processing and compression	274,462	265,768
Depreciation, depletion and amortization	233,807	222,481
General and administrative expenses	29,238	31,762
Accretion expense	1,851	1,802
Total operating expenses	627,829	602,624
INCOME FROM OPERATIONS	495,405	421,771
OTHER EXPENSE:
Interest expense	48,465	40,677
Other, net	2,556	2,795
Total other expense	51,021	43,472
INCOME BEFORE INCOME TAXES	444,384	378,299
INCOME TAX EXPENSE:
Current	749	—
Deferred	94,311	82,904
Total income tax expense	95,060	82,904
NET INCOME	$349,324	$295,395
Dividends on preferred stock	—	(1,666)
Deemed dividend on preferred stock	—	(29,986)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$349,324	$263,743
NET INCOME PER COMMON SHARE:
Basic	$19.38	$14.73
Diluted	$19.29	$14.57
Weighted average common shares outstanding—Basic	18,023	17,901
Weighted average common shares outstanding—Diluted	18,105	18,102

Consolidated Balance Sheets

(In thousands)

	September 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$2,571	$1,813
Accounts receivable—oil, natural gas, and natural gas liquids sales	145,364	184,649
Accounts receivable—joint interest and other	12,085	9,282
Prepaid expenses and other current assets	9,242	7,952
Short-term derivative instruments	124,813	45,155
Total current assets	294,075	248,851
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	4,416,238	3,902,539
Unproved properties	338,381	232,959
Other property and equipment	13,990	13,008
Total property and equipment	4,768,609	4,148,506
Less: accumulated depletion, depreciation and amortization	(2,101,766)	(1,868,481)
Total property and equipment, net	2,666,843	2,280,025
Other assets:
Long-term derivative instruments	9,914	15,303
Deferred tax asset	371,427	465,738
Operating lease assets	24,358	561
Other assets	15,133	19,062
Total other assets	420,832	500,664
Total assets	$3,381,750	$3,029,540

Consolidated Balance Sheets

(In thousands, except share data)

	September 30, 2026	December 31, 2025
	(Unaudited)
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$335,157	$342,382
Short-term derivative instruments	26,037	21,865
Current portion of operating lease liabilities	11,540	550
Total current liabilities	372,734	364,797
Non-current liabilities:
Long-term derivative instruments	10,789	8,916
Asset retirement obligation	35,232	32,912
Non-current operating lease liabilities	12,884	10
Long-term debt	1,061,806	788,187
Total non-current liabilities	1,120,711	830,025
Total liabilities	$1,493,445	$1,194,822
Commitments and contingencies (Note 9)
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 17.5 million issued and outstanding at September 30, 2026, and 18.8 million issued and outstanding at December 31, 2025	2	2
Retained earnings	1,888,303	1,834,716
Total stockholders’ equity	$1,888,305	$1,834,718
Total liabilities and stockholders’ equity	$3,381,750	$3,029,540

Consolidated Statement of Cash Flows: Three months ended September 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025
Cash flows from operating activities:
Net income	$96,400	$111,393
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	85,324	83,216
Net gain on derivative instruments	(38,541)	(66,804)
Net cash receipts on settled derivative instruments	37,096	33,752
Deferred income tax expense	26,438	31,515
Stock-based compensation expense	829	2,942
Other, net	2,629	2,386
Changes in operating assets and liabilities, net	(26,595)	10,678
Net cash provided by operating activities	183,580	209,078
Cash flows from investing activities:
Additions to oil and natural gas properties	(284,233)	(129,899)
Proceeds from sale of oil and natural gas properties	—	150
Other, net	(38)	(509)
Net cash used in investing activities	(284,271)	(130,258)
Cash flows from financing activities:
Principal payments on Credit Facility	(235,000)	(580,000)
Borrowings on Credit Facility	374,000	576,000
Redemption of preferred stock	—	(31,374)
Repurchase of common stock under Repurchase Program	(36,588)	(43,523)
Shares exchanged for tax withholdings	(88)	(348)
Other, net	(116)	(2)
Net cash provided by (used in) financing activities	102,208	(79,247)
Net change in cash and cash equivalents	1,517	(427)
Cash and cash equivalents at beginning of period	1,054	3,794
Cash and cash equivalents at end of period	$2,571	$3,367

Consolidated Statement of Cash Flows: Nine months ended September 30, 2026

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Cash flows from operating activities:
Net income	$349,324	$295,395
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	233,807	222,481
Net gain on derivative instruments	(84,403)	(56,357)
Net cash receipts on settled derivative instruments	16,179	43,302
Deferred income tax expense	94,311	82,904
Stock-based compensation expense	3,717	9,245
Other, net	6,443	6,236
Changes in operating assets and liabilities, net	7,049	14,555
Net cash provided by operating activities	626,427	617,761
Cash flows from investing activities:
Additions to oil and natural gas properties	(597,020)	(382,899)
Proceeds from sale of oil and natural gas properties	—	150
Other, net	(1,215)	(1,474)
Net cash used in investing activities	(598,235)	(384,223)
Cash flows from financing activities:
Principal payments on Credit Facility	(1,034,000)	(994,000)
Borrowings on Credit Facility	1,306,000	1,007,000
Early retirement of 2026 Senior Notes	—	(25,702)
Dividends on preferred stock	—	(1,666)
Redemption of preferred stock	—	(31,374)
Repurchase of common stock under Repurchase Program	(261,692)	(153,023)
Repurchase of common stock under Repurchase Program - related party	(17,239)	(15,000)
Net cash payments on performance vesting restricted stock units	—	(12,297)
Shares exchanged for tax withholdings	(19,667)	(5,576)
Other, net	(836)	(6)
Net cash used in financing activities	(27,434)	(231,644)
Net change in cash and cash equivalents	758	1,894
Cash and cash equivalents at beginning of period	1,813	1,473
Cash and cash equivalents at end of period	$2,571	$3,367

2026E Guidance

Gulfport’s 2026 guidance assumes commodity strip prices as of October 15, 2026, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2026
	Low	High
Production
Average daily gas equivalent (Bcfe/day)	1.030	1.055
Average daily liquids production (MBbl/day)	18.0	21.0
% Gas	~89%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.15)	$(0.30)
NGL (% of WTI)	40%	50%
Oil (differential to NYMEX WTI) ($/Bbl)	$(6.00)	$(7.00)

Expenses
Lease operating expense ($/Mcfe)	$0.21	$0.25
Taxes other than income ($/Mcfe)	$0.07	$0.09
Transportation, gathering, processing and compression ($/Mcfe)	$0.95	$1.00
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.12	$0.14

	Total
Capital expenditures (incurred)	(in millions)
Operated D&C	~$	395
Maintenance leasehold and land	~$	35
Total base capital expenditures	~$	430

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation, expenses related to the continued administration of our prior Chapter 11 filing and costs associated with management transitions.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport’s hedging positions as of October 29, 2026:

	Bal Year 2026(1)	Full Year 2027	Full Year 2028
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	480	490	90
Weighted Average Price ($/MMBtu)	$3.77	$3.59	$3.74

Fixed Price Collars
Volume (BBtupd)	150	87	—
Weighted Average Floor Price ($/MMBtu)	$3.61	$3.75	$—
Weighted Average Ceiling Price ($/MMBtu)	$4.35	$4.18	$—

Basis Contract Summary:
Rex Zone 3 Basis
Volume (BBtupd)	80	100	60
Differential ($/MMBtu)	$(0.18)	$(0.20)	$(0.20)

Tetco M2 Basis
Volume (BBtupd)	170	160	40
Differential ($/MMBtu)	$(0.95)	$(0.80)	$(0.71)

NGPL TX OK Basis
Volume (BBtupd)	30	40	—
Differential ($/MMBtu)	$(0.30)	$(0.33)	$—

TGP 500 Basis
Volume (BBtupd)	20	—	—
Differential ($/MMBtu)	$0.56	$—	$—

Transco Station 85 Basis
Volume (BBtupd)	10	—	—
Differential ($/MMBtu)	$0.56	$—	$—

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	2,000	3,756	2,000
Weighted Average Price ($/Bbl)	$72.19	$71.64	$72.41

Fixed Price Collars
Volume (Bblpd)	2,250	300	—
Weighted Average Floor Price ($/Bbl)	$64.44	$55.00	$—
Weighted Average Ceiling Price ($/Bbl)	$77.62	$68.00	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	3,250	3,500	—
Weighted Average Price ($/Bbl)	$30.98	$31.97	$—

NC4 Butane Fixed Price Swaps
Volume (Bblpd)	—	500	—
Weighted Average Price ($/Bbl)	$—	$51.14	$—

(1)	October 1, 2026 - December 31, 2026.

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measures should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income less non-cash derivative (gain) loss, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, costs associated with management transitions, stock-based compensation expenses, other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, income tax expense (benefit), depreciation, depletion, amortization and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, costs associated with management transitions, stock-based compensation and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, current income tax expense (benefit), capitalized expenses incurred and capital expenditures incurred. Gulfport includes an adjusted free cash flow estimate for 2026. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing and costs associated with management transitions. Gulfport includes a recurring general and administrative expense estimate for 2026. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended September 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025

Net Income (GAAP)	$96,400	$111,393

Adjustments:
Non-cash derivative gain	(1,445)	(33,052)
Non-recurring general and administrative expense - cash	405	407
Stock-based compensation expense	829	2,942
Other, net	703	2,596
Tax effect of adjustments(1)	(106)	5,964
Adjusted Net Income (Non-GAAP)	$96,786	$90,250

(1)	Income taxes were approximately 21% and 22% for the three months ended September 30, 2026 and 2025, respectively.

Adjusted Net Income: Nine months ended September 30, 2026

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025

Net Income (GAAP)	$349,324	$295,395

Adjustments:
Non-cash derivative gain	(68,224)	(13,055)
Non-recurring general and administrative expense - cash	3,262	1,438
Stock-based compensation expense	3,717	9,245
Other, net	2,556	2,795
Tax effect of adjustments(1)	12,554	(93)
Adjusted Net Income (Non-GAAP)	$303,189	$295,725

(1)	Income taxes were approximately 21% and 22% for the nine months ended September 30, 2026 and 2025, respectively.

Adjusted EBITDA: Three months ended September 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025

Net Income (GAAP)	$96,400	$111,393

Adjustments:
Interest expense	17,287	13,590
Income tax expense	26,361	31,410
DD&A and accretion	85,959	83,813
Non-cash derivative gain	(1,445)	(33,052)
Non-recurring general and administrative expense - cash	405	407
Stock-based compensation expense	829	2,942
Other, net	703	2,596
Adjusted EBITDA (Non-GAAP)	$226,499	$213,099

Adjusted EBITDA: Nine months ended September 30, 2026

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025

Net Income (GAAP)	$349,324	$295,395

Adjustments:
Interest expense	48,465	40,677
Income tax expense	95,060	82,904
DD&A and accretion	235,658	224,283
Non-cash derivative gain	(68,224)	(13,055)
Non-recurring general and administrative expense - cash	3,262	1,438
Stock-based compensation expense	3,717	9,245
Other, net	2,556	2,795
Adjusted EBITDA (Non-GAAP)	$669,818	$643,682

Adjusted Free Cash Flow: Three months ended September 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025

Net cash provided by operating activities (GAAP)	$183,580	$209,078
Adjustments:
Interest expense	17,287	13,590
Non-recurring general and administrative expenses - cash	405	407
Current income tax benefit	(77)	(105)
Other, net	(1,291)	807
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	30,988	(6,624)
Accounts receivable - joint interest and other	(1,558)	(3,838)
Accounts payable and accrued liabilities	(2,079)	283
Prepaid expenses	(767)	(457)
Other assets	11	(42)
Total changes in operating assets and liabilities, net	$26,595	$(10,678)
Adjusted EBITDA (Non-GAAP)	$226,499	$213,099
Interest expense	(17,287)	(13,590)
Current income tax benefit	77	105
Capitalized expenses incurred(1)	(7,226)	(6,325)
Capital expenditures incurred(2,3,4)	(113,069)	(89,853)
Adjusted free cash flow (Non-GAAP)	$88,994	$103,436

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the three months ended September 30, 2026, excludes $83.0 million and $46.9 million for the Ohio state land lease acquisition and targeted discretionary acreage acquisitions, respectively. Additionally, includes $0.5 million and $0.9 million of non-D&C capital and non-operated capital expenditures, respectively.
(4)	For the three months ended September 30, 2025, excludes targeted discretionary acreage acquisitions of $8.9 million. Additionally, includes $1.9 million and $0.7 million of non-D&C capital and non-operated capital expenditures, respectively.

Adjusted Free Cash Flow: Nine months ended September 30, 2026

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025

Net cash provided by operating activities (GAAP)	$626,427	$617,761
Adjustments:
Interest expense	48,465	40,677
Non-recurring general and administrative expenses - cash	3,262	1,438
Current income tax expense	749	—
Other, net	(2,036)	(1,639)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(39,285)	(33,952)
Accounts receivable - joint interest and other	2,803	(817)
Accounts payable and accrued liabilities	29,125	17,612
Prepaid expenses	266	2,603
Other assets	42	(1)
Total changes in operating assets and liabilities, net	$(7,049)	$(14,555)
Adjusted EBITDA (Non-GAAP)	$669,818	$643,682
Interest expense	(48,465)	(40,677)
Current income tax expense	(749)	—
Capitalized expenses incurred(1)	(21,026)	(18,762)
Capital expenditures incurred(2,3,4)	(385,233)	(379,615)
Adjusted free cash flow (Non-GAAP)	$214,345	$204,628

(1)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(2)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(3)	For the nine months ended September 30, 2026, excludes $83.0 million and $126.6 million for the Ohio state land lease acquisition and targeted discretionary acreage acquisitions, respectively. Discretionary acreage acquisition expenditures included $39.5 million associated with the completion of the prior year’s program and $87.1 million associated with the 2026 discretionary acreage acquisition program that is targeting $140 million of acreage acquisitions through the end of the year. Additionally, includes $1.6 million and $1.6 million of non-D&C capital and non-operated capital expenditures, respectively.
(4)	For the nine months ended September 30, 2025, excludes targeted discretionary acreage acquisitions of $15.7 million. Additionally, includes $6.2 million and $2.2 million of non-D&C capital and non-operated capital expenditures, respectively.

Recurring General and Administrative Expenses:

Three months ended September 30, 2026

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$8,040	$829	$8,869	$8,893	$2,942	$11,835
Capitalized general and administrative expense	5,679	408	6,087	4,789	1,449	6,238
Non-recurring general and administrative expense(1)	(405)	2,787	2,382	(407)	—	(407)
Recurring general and administrative before capitalization (Non-GAAP)	$13,314	$4,024	$17,338	$13,275	$4,391	$17,666

(1)	For the three months ended September 30, 2026, non-cash includes the impact of the forfeiture of unvested restricted stock units and performance vesting restricted stock units due to the departure of the Company’s former Chief Financial Officer on August 5, 2026.

Recurring General and Administrative Expenses:

Nine months ended September 30, 2026

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$25,521	$3,717	$29,238	$22,517	$9,245	$31,762
Capitalized general and administrative expense	16,322	1,830	18,152	14,350	4,554	18,904
Non-recurring general and administrative expense(1)	(3,262)	7,294	4,032	(1,438)	—	(1,438)
Recurring general and administrative before capitalization (Non-GAAP)	$38,581	$12,841	$51,422	$35,429	$13,799	$49,228

(1)	For the nine months ended September 30, 2026, non-cash includes the impact of the forfeitures of unvested restricted stock units and performance vesting restricted stock units due to the departures of the Company’s former Chief Executive Officer on March 6, 2026, and former Chief Financial Officer on August 5, 2026.

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